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                                                                   Exhibit 23.01

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statements on Form S-3 (333-51373), Form S-3 (333-51373), Form S-3 (333-51373) of our
report dated April 1999 on the consolidated financial statements of Kaleidoscope Media Group, Inc. and subsidiaries included in the 1998 Annual Report on Form 10-KSB. We also consent to the reference to our Firm under the caption "Experts" in the prospectuses.

/s/ Liebman Goldberg & Drogin
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New York, New York
April 15, 1999